UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 25, 2007

Global Business Services, Inc.

(Exact name of registrant as specified in its charter)

DE	0001082431	650963621
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

213 South Robertson Blvd., Beverly Hills, CA	90211
(Address of Principal Executive Officers)	(Zip Code)

Registrant's telephone number, including area code: (310) 288-4585

PAN INTERNATIONAL HOLDINGS INC

(Former name or former address, if changed since last report)

PHOTOVOLTAICS COM INC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

GBS has sold its subsidiary Postal Connection of America Franchise Co (PCA). The sale, valued at $625,000, was concluded with the subsidiary’s management team.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Mr. George Marlowe resigned as a director of the Registrant.

Mr. Berry Mitchell joins the Board of Directions to replace Mr. George Marlowe. Mr. Mitchell is an investment banker with years of work related experience in the securities market as well as hands on corporate management expertise.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2007
By:	/s/ STEVEN M. THOMPSON STEVEN M. THOMPSON, PRESIDENT AND CHIEF EXECUTIVE OFFICER